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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) October 22, 1998

                 1626 New York Associates Limited Partnership
            (Exact Name of Registrant as Specified in Its Charter)

                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)

         0-13500                                       04-2808184
(Commission File Number)                   (I.R.S. Employer Identification No.)

One International Place, Boston, Massachusetts                         02110
 (Address of Principal Executive Offices)                            (Zip Code)

                              (617) 330-8600
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets

         In order to settle the default on the mortgage debt encumbering the properties located at 535 Fifth Avenue, 545 Fifth Avenue and 757 Third Avenue, New York, New York, 535 Fifth Avenue LLC, 545 Fifth Avenue LLC, 757 Third Avenue LLC, 509 Fifth Avenue LLC and 300 Park Avenue South LLC, entities in which the Registrant indirectly holds a 99% economic interest, entered into a settlement agreement dated October 22, 1998 with Westhill Equities LLC, Zeus Property LLC and Isaac Asset LLC (collectively, the "Lender") pursuant to which (1) the properties at 535 Fifth Avenue and 545 Fifth Avenue were conveyed to a designee of Lender in satisfaction of the mortgage debt encumbering these properties, (2) the mortgage debt encumbering the property at 757 Third Avenue (the "Remaining Property") was modified to extend its maturity to February, 1999 and as otherwise described below, (3) with the consent of Solomon Brothers Realty Corp. ("SBRC"), the lender holding the mortgage debt on the properties at 509 Fifth Avenue and 300 Park Avenue South, New York, New York, and Lender with respect to its rights as pledgee of all the membership interests in 509 Fifth Avenue LLC and 300 Park Avenue South LLC (the "Pledged Collateral") securing that $10,000,000 promissory note ("19 NY Note") dated February 28, 1996, by Nineteen New York Property Limited Partnership (the "Operating Partnership"), the properties at 509 Fifth Avenue and 300 Park Avenue South were conveyed to a designee of Lender, subject to existing mortgage debt held by SBRC, and (4) the holder of the 19 NY Note released its lien on the Pledged Collateral and such holder accepted as substitute collateral to secure the 19 NY Note the managing member's interest in 757 Third Avenue LLC (the "Remaining Company"). As a result of the foregoing, the sole remaining asset of the Operating Partnership is its direct and indirect ownership interests in the Remaining Company.

         The mortgage debt encumbering the Remaining Property was modified and is now evidenced by (a) an Amended and Restated Note dated October 22, 1998 in the principal amount of $48,256,597 that has an interest rate of 9.0% per annum and a maturity date of February 1, 1999 and (b) a Note dated February 28, 1996, as amended by a Note Modification and Extension Agreement dated October 22, 1998, in the principal amount of $27,000,000, that accrues interest at 14% per annum and has a partial prepayment of $7,500,000 due on February 1, 1999.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro Forma Financial Information:

         The required pro forma financial information will be provided in Registrant's Quarterly Report on Form 10-QSB for the three months ended September 30, 1998.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of November, 1998.

                    1626 NEW YORK ASSOCIATES LIMITED PARTNERSHIP

                    By:  TWO WINTHROP PROPERTIES, INC.
                         Managing General Partner

                         By: /s/ Michael L. Ashner
                             ---------------------
                                 Michael Ashner
                                 Chief Executive Officer